UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       1-10089                                       51-0299573
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(Commission File Number)                  (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     By letter dated June 25, 2004, Willem F.P. de Vogel resigned from the board of directors of Factory 2-U Stores, Inc. (the "Company"). Mr. de Vogel did not indicate in his resignation letter, or otherwise, that he disagreed with the Company on any matter relating to the Company's operations, policies or practices. In addition to his regular service as a director of the Company, Mr. de Vogel also served on the Executive Committee and the Compensation Committee of the Board.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            FACTORY 2-U STORES, INC.


       June 30, 2004                        By: /s/ Norman G. Plotkin
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           Date                                 Norman G. Plotkin
                                                Chief Executive Officer